UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 3, 1998

                             Date of Report (Date of
                            earliest event reported)
                             COMPUTER HORIZONS CORP.
             (exact name of registrant as specified in its charter)

          NEW YORK                          0-7282             13-2638902
    ---------------------      -----------------------  ------------------------
(State or other jurisdiction   Commission File Number       (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)

         49 OLD BLOOMFIELD AVENUE, MOUNTAIN LAKES, NEW JERSEY 07046-1495
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (973) 299-4000
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     Pursuant to the terms of the Purchase Agreement, dated as of July 2, 1998 (the "Purchase Agreement") among ISG Careers Inc. and ISG Contracts Inc. (collectively, "Sellers"), each a corporation organized under the laws of Ontario, Canada, Vincent Michael Roti, the sole stockholder of Sellers (the "Stockholder"), Computer Horizons Corp., a New York corporation ("CHC"), Computer Horizons (Canada) Corp., a corporation organized under the laws of Ontario, Canada and a wholly-owned subsidiary of CHC ("CHC Canada"), CHC Canada acquired substantially all of the assets of Sellers for a purchase price of $21,600,000 in cash which was paid on July 3, 1998, the date of closing (the "Closing Date"). The Purchase Agreement provides for additional payments payable in cash and shares of common stock of CHC if the acquired business achieves specified financial targets. The purchase price was determined through negotiation with Sellers and was financed through the CHC's cash on hand. $2,160,000 in cash (the "Escrow Account") is held in escrow in the event CHC or CHC Canada shall become entitled to indemnification for breaches by Sellers and the Stockholder of representations, warranties or obligations made by them in the Purchase Agreement. Subject to any claims for indemnification, the Escrow Account shall be delivered to the Stockholder upon the first anniversary of the Closing Date.

     Sellers provide both information technology staffing and career placement services to Fortune 500 companies primarily in the Province of Ontario, Canada. Sellers' current clients include Bell Sygma Telecom, Toronto Dominion Bank, Citibank Canada, IBM Canada and Canadian Tire Corporation.

     CHC issued a press release on July 7, 1998 announcing the acquisition.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

(a) & (b)  Upon  review  and  consultation  with  its  advisors the Company  has determined  that  the financial  statements of  the business acquired

           (ISG Careers Inc. and ISG Contracts Inc.)  and  the  related proforma

           financial  information  are not   required  pursuant to the rules and

           regulations of the Securities and Exchange  Commission.  Accordingly,

           the Company has elected not to provide such information.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

               2. Purchase Agreement among Computer Horizons Corp., Computer Horizons (Canada) Corp., ISG Careers Inc., ISG Contracts Inc., and Vincent Michael Roti, dated as of July 2, 1998.

               20.  Press release of Computer Horizons Corp., dated July 7, 1998






















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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPUTER HORIZONS CORP.

Date:    July 20, 1998

                                             By: /s/William J. Murphy

                                                 Name: William J. Murphy
                                                 Title: Chief Financial Officer

















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




                                  EXHIBIT INDEX


DOC. NO.  DOCUMENT DESCRIPTION

2.   Purchase  Agreement  among  Computer  Horizons  Corp.,   Computer  Horizons
     (Canada) Corp., ISG Careers Inc., ISG Contracts Inc., and Vincent Michael Roti, dated as of July 2, 1998.

20.  Press release of Computer Horizons Corp., dated July 7, 1998





















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